Notes Payable	6 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
6.	Notes Payable –

On January 26, 2011, WERCS extended the maturity of the promissory note made by WERCS to WFL, pursuant to the Business Loan Agreement dated April 1, 2010 and an accompanying $2,000,000 promissory note to WFL, to April 1, 2012. In March 2011, as required by the terms of the note extension, the Company paid $1,000,000 toward the principal balance on the WERCS promissory note. On March 14, 2012, the Company repaid the remaining principal balance and all accrued and unpaid interest under the WERCS credit facility.

The Company drew an additional $200,000 on the existing note payable with River City Equity, Inc, a related party, during the first quarter 2012. Total advanced on the $2,000,000 credit facility as of June 30, 2012 was $1,200,000. The note is collateralized by substantially all assets of Western Capital Resources, Inc.